Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

dated as of April 9, 2021

by and between

GOGO INC.

SILVER (XII) HOLDINGS, LLC

and

SILVER (EQUITY) HOLDINGS, LP

1.	Definitions and Interpretations		1

(a)	Definitions		1

(b)	Interpretations		5

2.	Incidental Registrations		6

	(a)	Right to Include Registrable Securities	6

	(b)	Priority in Incidental Registrations	7

	(b)	Priority in Shelf Take-Downs	8

3.	Shelf Registration		8

	(a)	Demand Notice	8

	(a)	Filing	8

	(b)	Priority on Demand Registration	11

	(e)	Postponements in Requested Registrations	11

	(g)	Shelf Take-Downs	12

	(h)	Notice in Block Sales	13

	(i)	Registration Statement Form	13

	(j)	Selection of Underwriters	13

4.	Registration Procedures		14

5.	Hedging Transactions		20

6.	Indemnification		21

	(a)	Indemnification by the Company	21

	(b)	Indemnification by Holder of Registrable Securities	22

	(c)	Conduct of Indemnification Proceedings	22

	(d)	Contribution	23

	(e)	Deemed Underwriter	24

	(f)	Other Indemnification	24

	(g)	Non-Exclusivity	24

7.	Registration Expenses		25

8.	Rule 144; Other Exemptions		26

9.	Certain Additional Agreements		26

10.	Miscellaneous		26

	(a)	Termination	26

	(b)	Holdback Agreement	26

	(c)	Amendments and Waivers	27

	(d)	Successors, Assigns and Transferees	28

	(e)	Notices	28

	(f)	Further Assurances	29

	(g)	No Inconsistent Agreements	29

	(h)	Entire Agreement; No Third Party Beneficiaries	29

	(i)	Governing Law; Jurisdiction and Forum; Waiver of Jury Trial	30

	(j)	Severability	30

	(k)	Enforcement	30

	(l)	Titles and Subtitles	31

	(m)	No Recourse	31

	(n)	Counterparts; Facsimile Signatures	31

Exhibit A — Joinder Agreement

Appendix A — Plan of Distribution

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of April 9, 2021 by and among Gogo Inc. (the “Company”), Silver (XII) Holdings, LLC a Delaware limited liability company and Silver (Equity) Holdings, LP, a Delaware limited partnership (collectively, the “Investor”), and any Person who becomes a party hereto pursuant to Section 10(d). Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Section 1.

WHEREAS, the Parties desire to provide the Holders with rights to registration under the Securities Act of Registrable Securities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the Parties agree as follows:

AGREEMENT

1.    Definitions and Interpretations

(a)    Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such person.

“Agreement” has the meaning given to such term in the Preamble, as the same may be amended, supplemented or restated from time to time.

“Automatic Shelf Registration Statement” has the meaning given to such term in Section 3(b)(vi).

“Block Sale” means an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) without a road show or other significant marketing efforts by the Company prior to pricing, including, without limitation, a same day trade or an overnight trade.

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“Company” has the meaning given to such term in the Preamble.

“control” (including the terms “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Covered Person” has the meaning given to such term in Section 6(a).

“Demand Notice” has the meaning given to such term in Section 3(a)(i).

“Demanding Holder” has the meaning given to such term in Section 3(a)(i).

“Demand Registration” has the meaning given to such term in Section 3(a)(i).

“Effectiveness Period” has the meaning given to such term in Section 3(b)(ii).

“Equity Securities” means any and all shares of common stock or other equity securities of the Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares of common stock or other equity securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Existing Agreement” means the registration rights agreement, dated as of December 31, 2009, by and between AC HoldCo Inc. (now known as Gogo Inc.), a Delaware corporation, and the Class A Holders (as defined in the Existing Agreement), the Ripplewood Investors (as defined in the Existing Agreement), the Thorne Investors (as defined in the Existing Agreement) and the Existing Investors (as defined in the Existing Agreement) party thereto, as amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning given to such term in Section 4(a).

“Holdback Period” means, with respect to any registered offering, up to 60 days (unless a longer period is requested by the managing underwriter(s) and agreed to by the Holder) after and during the 10 days before, the effective date of the related Registration Statement or, in the case of a takedown from a Shelf Registration Statement, up to 60 days (unless a longer period is requested by the managing underwriter(s) and agreed to by the Holder) after the date of the Prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 10 days) as the Company has given reasonable written notice to the holder of Registrable Securities.

“Holder” means any of (i) the Investor and (ii) any other member of the Investor Affiliated Group who has acquired Registrable Securities and who has entered into a Joinder Agreement substantially in the form of Exhibit A hereto.

“Holders’ Counsel” means, if any member of the Investor Affiliated Group is participating in an offering of Registrable Securities, one counsel selected by the Investor for the Holders participating in such offering, or otherwise, one counsel selected by the Holders of a majority of the Registrable Securities included in such offering.

“Indemnified Party” has the meaning given to such term in Section 6(c).

“Indemnifying Party” has the meaning given to such term in Section 6(c).

“Initial Shelf Registration Statement” means a Registration Statement of the Company to be filed with the SEC on Form S-3 (or, if the Company is ineligible to use that form, Form S-1) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act covering Registrable Securities.

“Inspector” has the meaning given to such term in Section 4(n).

“Investor” has the meaning given to such term in the Preamble.

“Investor Affiliated Group” means the Investor and its Affiliates (excluding the Company and its subsidiaries).

“Losses” has the meaning given to such term in Section 6(a).

“Parties” means the parties to this Agreement.

“Permitted Transferee” means, with respect to any Holder, (x) an Affiliate (other than any “portfolio company” described below) of such Holder or (y) in the case of a Holder that is a partnership, limited liability company or any foreign equivalent thereof, any partner, member or foreign equivalent thereof of such Holder (provided that such Transfer is made in a pro rata distribution in accordance with the applicable partnership agreement, limited liability company agreement or foreign equivalent thereof, as the case may be).

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, relating to Registrable Securities, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Records” has the meaning given to such term in Section 4(n).

“Registrable Securities” means (a) any Equity Securities held by a Holder as of the date of this Agreement and (b) any other equity securities or equity interests issued or issuable, directly or indirectly, with respect to the securities described in clause (a) by way of conversion or exchange thereof or stock dividends, stock splits or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation, other reorganization or similar event. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are disposed of pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold to the public pursuant to Rule 144 (or other exemption from registration under the Securities Act), (iii) they are able to be sold by their Holder without restriction as to volume or manner of sale pursuant to Rule 144, (iv) they shall have ceased to be outstanding, or (v) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which permits the offering of any Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, Free Writing Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 405” means Rule 405 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 415” means Rule 415 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 462(e)” means Rule 462(e) promulgated under the Securities Act and any successor provision.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” means a Registration Statement providing for the registration of, and the sale on a continuous or delayed basis of, Equity Securities on Form S-3 (or, if the Company is ineligible to use that form, Form S-1), pursuant to Rule 415 or otherwise, including the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

“Shelf Offering” has the meaning given to such term in Section 3(e).

“Shelf Underwritten Offering” has the meaning given to such term in Section 3(e).

“Subsequent Holder Notice” has the meaning given to such term in Section 3(b)(v).

“Subsequent Shelf Registration Statement” has the meaning given to such term in Section 3(b)(iii).

“Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

“Suspension Event” has the meaning given to such term in Section 3(d).

“Take-Down Notice” has the meaning given to such term in Section 3(e).

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Equity Securities beneficially owned by a Person or any interest in any Equity Securities beneficially owned by a Person. In the event that any Holder that is a corporation, partnership, limited liability company or other legal entity (other than an individual, trust or estate) ceases to be, directly or indirectly, controlled by the Person controlling such Holder as of the date hereof or a Permitted Transferee thereof, such event shall be deemed to constitute a “Transfer” subject to the restrictions on Transfer contained or referenced herein.

“Underwritten Offering” means an offering registered under the Securities Act in which securities of the Company are sold to one or more underwriters on a firm commitment basis pursuant to the terms of an underwriting agreement for reoffering to the public.

“WKSI” has the meaning given to such term in Section 3(b)(vi).

(b)    Interpretations. For purposes of this Agreement, unless otherwise noted:

(i)    All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor laws, rules, regulations and forms thereto in effect at the time.

(ii)    All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successor thereto.

(iii)    All references to agreements and other contractual instruments shall be deemed to be references to such agreements or other instruments as they may be amended, waived, supplemented or modified from time to time.

(iv)    All references to any amount of securities (including Registrable Securities) shall be deemed to be a reference to such amount measured on an as-converted or as-exercised basis.

2.    Incidental Registrations.

(a)    Right to Include Registrable Securities. If the Company determines to register its Equity Securities under the Securities Act (including, for the avoidance of doubt, pursuant to an exercise of registration rights by a party to the Existing Agreement, but excluding pursuant to an Automatic Shelf Registration Statement filed to by the Company to effect a Block Sale in accordance with Section 3(a)(iii) or a Registration Statement filed by the Company on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice (but in no event less than 15 days prior to the proposed date of submission or filing of the applicable Registration Statement) to all Holders of Registrable Securities of its intention to do so and of such Holders’ rights under this Section 2. Upon the written request of any such Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Securities so to be registered; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the expenses in connection therewith) without prejudice to the rights of the Holders to request that such registration be effected as a registration under Section 3, (ii) if such registration involves an Underwritten Offering, all Holders of Registrable Securities requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company and the other holders selling Equity Interests in such Underwritten Offering, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings and (iii) if such registration is solely to effect a Block Sale by a party to the Existing Agreement, the Company shall have no obligation to register, and the Holders shall have no rights to request registration of, any Registrable Securities by any Holder pursuant to this Section 2. The Company shall not be required to maintain the effectiveness of the Registration Statement for a registration requested pursuant to this Section 2(a) beyond the earlier to occur of (i) 120 days after the effective date thereof and (ii)

consummation of the distribution by the Holders of the Registrable Securities included in such Registration Statement. Any Holder of Registrable Securities who has elected to sell Registrable Securities in an offering pursuant to this Section 2 shall be permitted to withdraw from such registration by written notice to the Company (x) at least two Business Days prior to the earlier of the anticipated filing date of the “red herring” Prospectus, if applicable, and the anticipated pricing date, or (y) in the case of any offering without a “red herring” Prospectus, at least two days prior to the effective date of the Registration Statement filed in connection with such registration or offering.

(b)    Priority in Incidental Registrations. The Company shall use reasonable best efforts to cause the managing underwriter(s) of a proposed Underwritten Offering (other than a Block Sale) to permit Holders of Registrable Securities who have requested to include Registrable Securities in such offering to include in such offering all Registrable Securities so requested to be included on the same terms and conditions as any other shares of capital stock, if any, of the Company included in the offering. Notwithstanding the foregoing, if the managing underwriter(s) of such Underwritten Offering have informed the Company in writing that in its good faith opinion the total number or dollar amount of securities that such Holders and the Company intend to include in such offering is such as to likely have a material adverse effect on the timing, price or distribution of such offering, then there shall be included in such Underwritten Offering the number or dollar amount of Registrable Securities that in the good faith opinion of such managing underwriter(s) can be sold without having such material adverse effect on such offering, and such number of Registrable Securities shall be allocated as follows:

(i)    In the case of a registration initiated by the Company to register securities for its own account and not for any securityholder: first, all securities of the Company requested to be included by the Company in such registration, until with respect to such securities requested for registration by the Company have been included in such registration; second, all securities of the Company requested to be included by any Holder and any party to the Existing Agreement, exercising its rights under the Existing Agreement, pro rata among such holders on the basis of the percentage of securities requested to be included in such registration by such holders, until with respect to each such holder, all securities requested for registration by such holders have been included in such registration; third, all securities of the Company requested to be included by other holders of securities (other than any Holder or party to the Existing Agreement) requesting such registration, pro rata among such holders on the basis of the percentage of securities requested to be included in such registration by such holders.

(ii)    In any offering initiated by a party to the Existing Agreement exercising its rights under the Existing Agreement: first, all securities of the Company requested to be included in such registration by such party to the Existing Agreement; second, all securities of the Company requested to be included by any non-initiating party to the Existing Agreement, exercising its rights under the Existing Agreement, pro rata among such holders on the basis of the percentage of securities requested to be included in such registration by such holders; third, all securities of the Company requested to be included by any Holder on the basis of the percentage of Registrable Securities requested to be included in such registration by such Holders, pro rata among such Holders on the basis of the percentage of securities requested to be included in such registration by such

Holders; fourth, all securities of the Company requested to be included by the Company in such registration; and fifth, all securities of the Company requested to be included by any holder of securities (other than any Holder or party to the Existing Agreement) requesting such registration pro rata among such holders on the basis of the percentage of the securities requested to be included in such registration by such holders.

(iii)    In any offering initiated by any holder of securities (other than any Holder or party to the Existing Agreement): first, all securities of the Company requested to be included by such holders requesting such registration, the Holders and any party to the Existing Agreement pro rata among such holders on the basis of the percentage of the securities requested to be included in such registration by such holders, until with respect to each such holder, all securities requested for registration by the such holders have been included in such registrations; and second, all securities of the Company requested to be included by the Company in such registration.

(c)    Priority in Shelf Take-Downs. In the event a Holder initiates an offering of Registrable Securities registered pursuant to Section 2(a), the number of Registrable Securities and other Equity Securities to be included in such offering by each of the Holders, the Company and any other holders shall be allocated pursuant to Section 3(c).

3.    Shelf Registration.

(a)    Demand Notice.

(i)    The Investor or any Holder that beneficially owns at least a majority of the Registrable Securities (a “Demanding Holder”) shall have the right at any time to deliver a written request (a “Demand Notice”) to require the Company to use reasonable best efforts to file with the SEC a Shelf Registration Statement relating to the offer and sale by such Holder of all of its Registrable Securities then outstanding (a “Demand Registration”). The Investor shall be deemed to have delivered a Demand Notice in respect of all of its Registrable Securities at the time of the execution and delivery of this Agreement, and the intended method or methods of disposition thereof shall be deemed to be as set forth in Appendix A hereto. All other requests made pursuant to this Section 3(a)(i) shall specify the number of Registrable Securities to be registered, and the intended method or methods of disposition thereof.

(ii)    Promptly after its receipt of a Demand Notice (but in any event within two Business Days), the Company shall give written notice of such request to all other Holders and include all Registrable Securities that have been requested by any other Holders by written notice to the Company within two Business Days after the Company has given the Holders notice of the request to file a Shelf Registration Statement.

(b)    Filing.

(i)    The Company shall use its reasonable best efforts to prepare and file as soon as reasonably practicable (but no later than 45 days following the date of this Agreement) an Initial Shelf Registration Statement providing for the registration of, and the sale or distribution from time to time on a continuous or delayed basis of, the

Registrable Securities, and shall use its reasonable best efforts to cause such Initial Shelf Registration to be declared effective by the SEC as soon as reasonably practicable after the filing thereof (it being agreed that any Initial Shelf Registration Statement shall be an automatic shelf Registration Statement that shall become effective upon filing with the SEC pursuant to Rule 462(e), if Rule 462(e) is then available to the Company).

(ii)    Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its reasonable best efforts to cause the Initial Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

(iii)    If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Initial Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Initial Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Initial Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Initial Shelf Registration Statement, or file an additional Shelf Registration Statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (b) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a Registration Statement on Form S-3 to the extent that the Company is eligible to use such form (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf Registration Statement that shall become effective upon filing with the SEC pursuant to Rule 462(e), if Rule 462(e) is available to the Company).

(iv)    The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

(v)    If a Person entitled to the benefits of this Agreement becomes a Holder of Registrable Securities after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling security holder in the prospectus related to the Shelf Registration Statement (a “Subsequent Holder Notice”):

(a)    if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Holder is named as a selling security holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, however, that the Company shall not be required to file more than one post-effective amendment or a supplement to the related prospectus for such purpose in any calendar quarter;

(b)    if, pursuant to Section 3(b)(iv)(a), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and

(c)    notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(b)(v)(a).

(vi)    To the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at the time any Demand Notice is submitted to the Company, the Company shall file an automatic shelf registration statement (as defined in Rule 405) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, which covers the number or class of Registrable Securities which are requested to be registered. If registering a number of Registrable Securities, the Company shall pay the registration fee for all Registrable Securities to be registered pursuant to an Automatic Shelf Registration Statement at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis. The Company shall use its reasonable best efforts to remain a WKSI (and not to become an ineligible Company (as defined in Rule 405)) during the period during which any Automatic Shelf Registration Statement is effective. If at any time following the filing of an Automatic Shelf Registration Statement when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a new Shelf Registration Statement on Form S-3 or, if such form is not available, Form S-1, have such Shelf Registration Statement declared effective by the SEC and keep such Registration Statement effective during the period during which such Short-Form Registration is required to be kept effective in accordance with Section 3(b)(ii). To the extent that the Company is eligible to file an Automatic Shelf Registration Statement and a Holder notifies the Company that it wishes to engage in a Block Sale off of such an Automatic Shelf Registration Statement and the Company does not have an Automatic Shelf Registration Statement related to the Registrable Securities, the Company shall use its reasonable best efforts to file an Automatic Shelf Registration Statement within three days of such notification by the Investor (or such other period of time as agreed between the Investor and the Company to the extent that the three-day filing is impracticable).

(c)    Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in an Underwritten Offering, and the managing underwriter(s) advise the Holders of such securities that in its good faith opinion the total number or dollar amount of Registrable Securities proposed to be sold in such offering (including, without limitation, securities proposed to be included by other Holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights) is such as to likely have a material adverse effect on the timing, price or distribution of such offering, then there shall be included in such Underwritten Offering the number or dollar amount of Registrable Securities that in the good faith opinion of such managing underwriter(s) can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows:

(i)    first, to the Holders requesting such registration pro rata on the basis of the percentage of Registrable Securities owned by each such Holders relative to the number of Registrable Securities owned by such Holders, until with respect to each such Holder, all Registrable Securities requested for registration by such Holders have been included in such registration;

(ii)    second, among the holders of securities party to the Existing Agreement requesting such registration pursuant to incidental or piggyback registration rights pro rata on the basis of the percentage of securities owned by each such holders relative to the number of securities owned by all such holders until, with respect to each such holder, all securities requested for registration by such holders have been included in such registration;

(iii)    third, the securities for which inclusion in such Demand Registration was requested by the Company until all securities requested for registration by the Company have been included in such registration; and

(iv)    fourth, among the holders of securities (other than the Holders and the parties to the Existing Agreement) requesting such registration pursuant to incidental or piggyback registration rights pro rata on the basis of the percentage of securities owned by each such holder relative to the number of securities owned by all such holders until, with respect to each such holder, all securities requested for registration by such holders have been included in such registration.

(d)    Postponements in Requested Registrations. If the filing, initial effectiveness or continued use of a Shelf Registration Statement with respect to a Demand Registration would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Company (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement and (iii) the Company has a bona fide business purpose for not disclosing publicly (collectively, “Suspension Events”), then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness (but not the preparation) of, or suspend use of, such Registration Statement; provided that the Company shall be permitted to do so twice in any 12-month period for a period not to exceed the earlier of (x) the termination of any such Suspension Event and (y) 60 days following notice of any such Suspension Event. In the event that the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 3 written notice of any postponement made in accordance with the preceding sentence. If the Company postpones registration of Registrable Securities or requires a Holder to suspend any Underwritten Offering, the Holders shall be entitled to withdraw its Underwritten Shelf Take-Down Notice, and if they do so, such request shall not be treated for any purpose as the delivery of an Underwritten Shelf Take-Down Notice pursuant to Section 3(e).

(e)    Shelf Take-Downs. At any time that a Shelf Registration Statement covering Registrable Securities is effective, if any of the Holders delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”), then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to Section 3(c)). A Holder may, after any Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Shelf Take-Down Notice”) specifying that a Shelf Offering is intended to be conducted through an Underwritten Offering (such Underwritten Offering, an “Shelf Underwritten Offering”). The Holders of Registrable Securities shall be entitled, in the aggregate, to request up to three shelf take-downs to effect a Shelf Underwritten Offering over any twelve month period, provided that each such Shelf Underwritten Offering is for a minimum of $50.0 million in anticipated gross proceeds (unless such offering is for all of the Holders’ remaining Registrable Securities). In connection with any Shelf Underwritten Offering:

(i)    only to the extent such offering is not a Block Sale, such requesting Holder shall deliver the Underwritten Shelf Take-Down Notice to the Company at least three days prior to any Shelf Underwritten Offering;

(ii)    only to the extent such offering is not a Block Sale, such requesting Holder shall also deliver the Underwritten Shelf Take-Down Notice to all other Holders with securities included on such Shelf Registration Statement and permit each such Holder to include its Registrable Securities included in the Shelf Registration Statement in the Shelf Underwritten Offering if such Holder notifies the proposing Holder and the Company within two days after distribution or dissemination (including via e-mail, if available) of the Underwritten Shelf Take-Down Notice to such Holder;

(iii)    in the event that the managing underwriter(s) for such Shelf Underwritten Offering advises such requesting Holder and the Company in its good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to likely have a material adverse effect on the timing, price or distribution of such offering, then the underwriter(s) may limit the number of shares which would otherwise be included in such take-down offering in the same manner as described in Section 3(c) with respect to a limitation of shares to be included in a registration; and

(iv)    if at any time or from time to time, the Investor desires to sell Registrable Securities in a Shelf Underwritten Offering, the underwriters, including the managing underwriter(s), shall be selected by such Investor after consultation with the Company.

(f)    Demand Restriction. Notwithstanding any other provision of this Agreement, a Holder may not engage in any Transfer (including on a non-underwritten basis) of Registrable Securities pursuant to a Demand Registration or in a Shelf Offering until the one-year anniversary of this Agreement without the prior written consent of the Company.

(g)    Notice in Block Sales. Notwithstanding any other provision of this Agreement, if the requesting Holder wishes to engage in a Block Sale (including a Block Sale off of a Shelf Registration Statement or an effective Automatic Shelf Registration Statement, or in connection with the registration of a Holder’s Registrable Securities under an Automatic Shelf Registration Statement for purposes of effectuating a Block Sale), then notwithstanding the foregoing or any other provisions hereunder (including without limitation Section 2 of this Agreement), the holders party to the Existing Agreement shall not be entitled to receive prior notice of such Block Sale.

(h)    Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter(s) shall advise the Company that, in its good faith opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is otherwise required by applicable law, then such registration shall be effected on such other form.

(i)    Selection of Underwriters. If any Holder intends that the Registrable Securities requested to be covered by a Demand Registration or an Underwritten Shelf Take-Down Notice requested by such Holder shall be distributed by means of an Underwritten Offering, such demanding Holder shall so advise the Company as a part of the Demand Notice or Underwritten Shelf Take-Down Notice, and the Company shall include such information in the Notice sent by the Company to the other Holders with respect to such Demand Registration or Underwritten Shelf Take-Down Notice. In such event, the lead underwriter to administer the offering shall be chosen by the demanding Holder. If the offering is underwritten, the right of any Holder to registration pursuant to this Section 3 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by the demanding Holder) and each such Holder will (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)), provided that (A)

no Holder shall be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration and (B) if any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter(s) and, in connection with an underwritten registration pursuant to this Section 3, the demanding Holder, provided further that no such Person (other than the Company) shall be required to make any representations or warranties other than those related to title and ownership of, and power and authority to transfer, shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to the Company or the managing underwriter(s) by such Person pertaining exclusively to such Holder. Notwithstanding the foregoing, no Holder shall be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 6.

4.    Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of such Registrable Securities and shall, as soon as reasonably practicable:

(a)    prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Holders thereof or by the Company in accordance with the intended method or methods of distribution thereof, make all required filings with FINRA, and, if such Registration Statement is not automatically effective upon filing, use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including free writing prospectuses under Rule 433 (each a “Free Writing Prospectus”)) and, to the extent reasonably practicable, documents that would be incorporated by reference or deemed to be incorporated by reference in a Registration Statement filed pursuant to a Demand Notice (other than a Shelf Registration Statement), the Company shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company will include comments to any Registration Statement and any amendments or supplements thereto from Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, or their counsel, or the managing underwriters, if any, as reasonably requested on a timely basis.

The Company shall not file any such Registration Statement or Prospectus, or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed incorporated by reference therein and including Free Writing Prospectuses) with respect to a Demand Registration to which the demanding Holder or the Holders of a majority of the Registrable Securities covered by such Registration Statement (or their counsel) or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;

(b)    prepare and file with the SEC such amendments, including post-effective amendments, and supplements to the Shelf Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Shelf Registration Statement effective and to comply in all material respects with the provision of the Securities Act with respect to the disposition of the Registrable Securities subject thereto for the maximum period permitted by the rules of the SEC, and shall replace any Shelf Registration Statement at or before expiration;

(c)    notify each selling Holder of Registrable Securities, its counsel and the managing underwriter(s), if any, promptly after the Company receives notice thereof (i) when a Prospectus or any Prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(n) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);

(d)    use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(e)    if requested by the managing underwriter(s), if any, a Holder making a Demand Notice or an Underwritten Shelf Take-Down Notice with respect to such offering or the Holders of a majority of the then issued and outstanding Registrable Securities being sold in connection with an Underwritten Offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriter(s), if any, or such Holder or Holders, as the case may be, may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of distribution of such securities set forth in the Registration Statement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not have any obligation to modify any information if the Company reasonably believes in good faith that so doing would cause (i) the Registration Statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)    deliver to each selling Holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto (including any Free Writing Prospectus) as such Persons may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof; and the Company, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(g)    prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction in accordance with the intended method or methods of disposition thereof; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(g), (ii) subject itself to taxation in any jurisdiction wherein it is not so subject or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith);

(h)    use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary in light of the business or operations of the Company to enable the seller or sellers thereof or the managing underwriter(s), if any, to consummate the disposition of such Registrable Securities, in accordance with the intended method or methods thereof, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities in accordance with the intended method or methods thereof;

(i)    upon the occurrence of any event contemplated by Section 4(c)(vi) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j)    prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(k)    provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement. In connection therewith, if required by the Company’s transfer agent, the Company will promptly after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder or the underwriter or managing underwriter of an Underwritten Offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement;

(l)    use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time listed on such exchange, prior to the effectiveness of such Registration Statement;

(m)    enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other customary actions reasonably requested by a Holder submitting a Demand Notice, a Take-Down Notice or an Underwritten Shelf Take-Down Notice with respect to such offering or the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriter(s), if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made to underwriters in Underwritten Offerings, and, if true, confirm the same if and when reasonably requested, (ii) use its reasonable best efforts to furnish to the selling Holders of such Registrable Securities opinions of outside counsel (and/or internal counsel if acceptable to the managing underwriter(s)) to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and counsels to the selling Holders of Registrable Securities), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from an independent registered public accounting firm with respect to the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with Underwritten Offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures that are customary for underwriting agreements in connection with Underwritten Offerings except as otherwise agreed by the parties thereto; and (v) deliver such documents and certificates as may be reasonably requested by a Holder making a Demand Notice, Take-Down Notice or Underwritten Shelf Take-Down Notice with respect to such offering, the Holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, its or their counsel, as the case may be, or the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to Section 4(m)(i) and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

(n)    upon reasonable notice, make available for inspection by a representative of the selling Holders of Registrable Securities, the underwriters participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter (collectively, the “Inspectors”) at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information and Records that are not generally publicly available at the time of delivery of such information shall be kept confidential by the Inspectors unless (i) disclosure of such information or Records is required by court or administrative order, (ii) disclosure of such information or Records, in the opinion of counsel to such Inspector, is required by law or applicable legal process, (iii) such information or Records become generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector, (iv) such information or Records becomes available to such Inspector on a non-confidential basis from a source other than the Company or (v) such information or Records is independently developed by such Inspector. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Inspector shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure;

(o)    direct its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in such number of “road shows” as the underwriter(s) reasonably request); provided that the Investor shall take into account the reasonable business requirements of the Company in determining the scheduling and duration of any road show;

(p)    reasonably cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; and

(q)    otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its Subsidiaries in violation of law, rule or regulation.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law, rule or regulation, in which case the Company shall provide prompt written notice to such Holders prior to the filing of such amendment to any Registration Statement or amendment of or supplement to the Prospectus or any Free Writing Prospectus.

If the Company files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

Each Holder of Registrable Securities agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv), 4(c)(v) and 4(c)(vi) hereof, such Holder will promptly discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities.

5.    Hedging Transactions. The Parties agree that the provisions of this Agreement relating to the registration, offer and sale of Registrable Securities apply also to (i) any transaction which Transfers some or all of the economic risk of ownership of Registrable Securities, including any forward contract, equity swap, put or call, put or call equivalent position, collar, margin loan, sale of exchangeable security or similar transaction (including the registration, offer and sale under the Securities Act of Registrable Securities pledged to the counterparty to such transaction or of securities of the same class as the underlying Registrable Securities by the counterparty to such transaction in connection therewith), and that the counterparty to such transaction shall be selected in the sole discretion of the Holders and (ii) any derivative transactions in which a broker-dealer, other financial institution or unaffiliated Person may sell Registrable Securities covered by any Prospectus and the applicable prospectus supplement including short sale transactions using Registrable Securities pledged by a Holder or borrowed from the Holder or others and Registrable Securities loaned, pledged or hypothecated to any such party. The Prospectus shall permit, in connection with derivative transactions, a broker-dealer, other financial institution or third party to sell shares of the Registrable Securities covered by such Prospectus and the applicable prospectus supplement, including in short sale transactions.

6.    Indemnification.

(a)    Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein) incident to any such registration, qualification, or compliance, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and relating to any action or inaction in connection with the related offering of Registrable Securities, and will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person relating to such Covered Person or its Affiliates (other than the Company or any of its Subsidiaries), but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or other document in reliance upon and in conformity with written information furnished to the Company by such Covered Person with respect to such Covered Person for use therein. It is agreed that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably delayed or withheld).

(b)    Indemnification by Holder of Registrable Securities. As a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 4 hereof, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other Holders of Registrable Securities, the Company, its directors and officers and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all Losses arising out of or based on any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers and controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder for inclusion in such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such Holder of Registrable Securities shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c)    Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties (other than in the case that the Company is the Indemnifying Party, in which case, the Company shall be liable for (x) the fees and expenses of one separate firm of attorneys (together with appropriate local counsel) for all Holders of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, equityholders, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Holder and the officers, directors, partners, members, managers, shareholders, accountants, agents and employees of each such controlling person, and (y) the fees and expenses of one separate firm of attorneys (together with appropriate local counsel) for all underwriters, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such underwriter), or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d)    Contribution. If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The Parties agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), an Indemnifying Party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 6(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are more favorable to the Holders than the foregoing provisions, the provisions in the underwriting agreement shall control.

(e)    Deemed Underwriter. To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that (i) the indemnification and contribution provisions contained in this Section 6 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

(f)    Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(g)    Non-Exclusivity. The obligations of the Parties under this Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

(h)    Primacy of Indemnification. The Company hereby acknowledges that the Investor has certain rights to indemnification, advancement of expenses and/or insurance provided by certain of their affiliates (collectively, the “Indemnitors”). The Company hereby agrees that (i) it is the indemnitor of first resort (i.e., its obligations to the Investor are primary and any obligation of the Indemnitors to advance expenses or to provide indemnification for the same Losses incurred by the Investor are secondary to any such obligation of the Company), (ii) that it shall be liable for the full amount of all Losses to the extent legally permitted and as required by the terms of this Agreement and the articles and other organizational documents of the Company (or any other agreement between the Company and the Investor), without regard to any rights the Investor may have against the Indemnitors, and (iii) it irrevocably waives, relinquishes and releases the Indemnitors from any and all claims (x) against the Indemnitors for contribution, indemnification, subrogation or any other recovery of any kind in respect thereof and (y) that the Investor must seek indemnification from any Indemnitor before the Company must perform its indemnification obligations under this Agreement. No advancement or payment by the Indemnitors on behalf of the Investor with respect to any claim for which the Investor has sought indemnification from the Company hereunder shall affect the foregoing. The Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery which the Investor would have had against the Company if the Indemnitors had not advanced or paid any amount to or on behalf of the Investor. The Company and the Investor agree that the Indemnitors are express third party beneficiaries of this Section 6.

7.    Registration Expenses. All reasonable fees and expenses incurred in the performance of or compliance with this Agreement by the Company including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to (A) filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) compliance with securities or blue sky laws, including, without limitation, any reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities pursuant to Section 4(g)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by a Holder making a Demand Notice, Take-Down Notice or Underwritten Shelf Take-Down Notice with respect to such offering or the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent registered public accounting firms referred to in Section 4(n) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by the Company and fees and expenses of the transfer agent and (vii) fees and disbursements of one firm of counsel as Holders’ Counsel shall be borne by the Company whether or not any Registration Statement is filed or becomes effective (up to $100,000 per Underwritten Offering). In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder of Registrable Securities or by any underwriter (except as set forth above in this Section 7), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company), or (iii) any other expenses of the Holders of Registrable Securities not specifically required to be paid by the Company pursuant to the first paragraph of this Section 7.

8.    Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144), and it will take such further action as any Holder of Registrable Securities (or, if the Company is not required to file reports as provided above, any Holder) may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

9.    Certain Additional Agreements. If any Registration Statement or comparable statement under state blue sky laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company required by the Securities Act or any similar federal statute or any state blue sky or securities law then in force, the deletion of the reference to such Holder.

10.    Miscellaneous.

(a)    Termination. The provisions of this Agreement shall terminate upon the earliest to occur of (i) its termination by the written agreement of all Parties or their respective successors in interest, (ii) with respect to a Holder, the date on which all Equity Securities held by such Holder have ceased to be Registrable Securities, (iii) with respect to the Company, the date on which all Equity Securities have ceased to be Registrable Securities and (iv) the dissolution, liquidation or winding up of the Company. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement. The provisions of Sections 6 and 7 shall survive any termination of this Agreement.

(b)    Holdback Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees that in connection with any offering of the Company’s securities in which such Holder participates (and only to such extent), upon the request of the underwriter(s) managing any Underwritten Offering of the Company’s securities, such Holder participating in such offering will enter into a customary “lock-up” agreement not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, or enter into any swap or other arrangement that transfers to another Person any of the economic consequences of ownership of, any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of such underwriters during the Holdback Period, with customary carve-outs. The underwriters in connection with any such Underwritten Offering are intended third-party beneficiaries of this paragraph of Section 10(b) and shall have the right and power to enforce the provisions hereof as though they were a party thereto.

If any registration pursuant to Section 3 of this Agreement shall be in connection with any Underwritten Offering, the Company will (x) not effect any public sale or distribution of any Equity Securities (or securities convertible into or exchangeable or exercisable for Equity Securities) (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms promulgated for similar purposes, (ii) filed in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account, during the Holdback Period and (y) cause its directors and officers to enter into a customary “lock-up” agreement not to effect any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, or enter into any swap or other arrangement that transfers to another Person any of the economic consequences of ownership of, any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of such underwriters during the Holdback Period, with customary carve-outs; provided no such director or officer shall be required to be subject to a lock-up agreement in connection with an Underwritten Offering that is a Block Sale in which such director or officer does not participate (a “Skipped Block Sale”), if during the preceding six (6) month period, such director or officer has previously been subject to a lock-up agreement in connection with a Skipped Block Sale. The underwriters in connection with any such Underwritten Offering are intended third-party beneficiaries of this paragraph of Section 10(b) and shall have the right and power to enforce the provisions hereof as though they were a party thereto.

Notwithstanding anything to the contrary set forth in this Section 10(b), in connection with an Underwritten Offering that is a Block Sale, such Holdback Period shall not exceed thirty (30) days (unless a longer period is requested by the managing underwriter(s) and agreed to by the Holder).

(c)    Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if any such amendment, action or omission to act, has received the written consent of the Company and each of Investor and its Affiliates that are Holders of Registrable Securities, or if no such Holders remain, the Holders of a majority of the Registrable Securities; provided that this Agreement may not be amended in a manner that would, by its terms, adversely affect the rights or obligations of Investor or its Affiliates that are Holders of Registrable Securities without the consent of such Holders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any Holder may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Holder granting such waiver in any other respect or at any other time.

(d)    Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns who agree in writing to be bound by the provisions of this Agreement. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of Holders shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein. The rights of a Holder hereunder may be assigned (but only with all related obligations set forth below) in connection with a Transfer of Registrable Securities effected in accordance with the terms of this Agreement to a Permitted Transferee of that Holder. Without prejudice to any other or similar conditions imposed hereunder with respect to such Transfer, no assignment permitted under the terms of this Section 10(d) will be effective unless and until the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Company the executed Joinder Agreement in the form attached as Exhibit A hereto agreeing to be bound by, and be party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 10(d) may not again Transfer those rights to any other Permitted Transferee, other than as provided in this Section 10(d). The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Holders; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement.

(e)    Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and e-mail transmission if confirmed by telephone or return e-mail (including automated return receipt) and shall be given:

If to the Company, to:

Gogo Inc.

111 N. Canal Street, Suite 1400

Chicago, IL 60606

Attn: General Counsel

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Matthew E. Kaplan

Fax: (212) 521-7334

Telephone: (212) 909-7334

e-mail: mekaplan@debevoise.com

if to Investor, to:

Silver (XII) Holdings, LLC

Silver (Equity) Holdings, LP

300 N. La Salle Street

Suite 5600

Chicago, IL 60654

Attention: Jeffrey S. Wright

   Mark M. Anderson

   Stephen J. Jeschke

e-mail: jeffrey.wright@gtcr.com

  mark.anderson@gtcr.com

  stephen.jeschke@gtcr.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Eli Hunt

Fax: 212-455-2502

Telephone: 212 455-2000

e-mail: eli.hunt@stblaw.com

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other Parties.

If to any other Holder of Registrable Securities, to the e-mail or physical address of such other Holder as shown in the stock record book of the Company. Each Holder shall provide the Company with an updated e-mail address or physical address if such address changes by notice to the Company pursuant to this Section 10(e). The e-mail address or physical address shown on the stock record books of the Company shall be presumed to be current for purposes of giving any notice under this Agreement.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:30 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(f)    Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

(g)    No Inconsistent Agreements. The Company shall not hereafter enter into any agreement (or amend, modify or supplement any existing agreement, including the Existing Agreement) with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(h)    Entire Agreement; No Third Party Beneficiaries. This Agreement (i) constitutes the entire agreement among the Parties with respect to the subject matter of this

Agreement and supersede any prior discussions, correspondence, negotiation, proposed term sheet, agreement, understanding or agreement and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to in this Agreement and (ii) except as provided in Section 6 with respect to an Indemnified Party, is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

(i)    Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

(i)    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed wholly within such State and without reference to the choice-of-law principles that would result in the application of the laws of a different jurisdiction.

(ii)    Each party to this Agreement irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in such district any suit, action or other proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such court. Each party to this Agreement hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or other proceeding. The Parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any suit, action or other proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(iii)    EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k)    Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this

Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(l)    Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

(m)    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Holder (other than the Investor) covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, shareholder, general or limited partner or member of the Investor or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, shareholder, general or limited partner or member of the Investor or of any Affiliate or assignee thereof, as such for any obligation of the Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(n)    Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts (including via facsimile and electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

GOGO INC.

By:	/s/ Marguerite M. Elias
	Name:	Marguerite M. Elias
	Title:	Executive Vice President, General Counsel and Secretary

SILVER (XII) HOLDINGS, LLC

By:	/s/ Mark M. Anderson
	Name:	Mark M. Anderson
	Title:	President

SILVER (EQUITY) HOLDINGS, LP
By:	GTCR Partners XII/A&C LP, its general partner
By: GTCR Investment XII LLC, its general partner

By:	/s/ Jeffrey S. Wright
	Name:	Jeffrey S. Wright
	Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

Exhibit A

JOINDER AGREEMENT

Reference is made to the Registration Rights Agreement, dated as of April 9, 2021 (as amended from time to time, the “Registration Rights Agreement”), by and among Gogo Inc. (the “Company”), and the other parties thereto. The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations of a “Holder” under the Registration Rights Agreement.

[NAME]

By:
Name:
Title:

Date:

Address:

Acknowledged by:

GOGO INC.

By:
Name:
Title:

A-1

Appendix A

PLAN OF DISTRIBUTION

We are registering the shares of our common stock covered by this prospectus supplement for the selling shareholder[s]. The selling shareholder[s] may, from time to time, sell, transfer or otherwise dispose of any or all of its shares of our common stock offered by this prospectus supplement on any stock exchange, market or trading facility on which the shares of our common stock are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholder[s], and their successors, including pledgees, donees, permitted transferees and assignees, may use any one or more of the following methods, without limitation, when disposing of our common stock:

•

through one or more underwriters in a public offering, pursuant to which underwriters may resell our common stock in one or more transactions, including in negotiated transactions at a fixed public offering price or at varying prices determined at the time of sale;

•	“at the market” to or through market makers or into an existing market for our common stock;

•	through broker-dealers, who may act as agents or principals;

•	block trades in which the broker-dealer will attempt to sell our common stock as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	privately negotiated transactions;

•	through the settlement of short sales (including short sales “against the box”);

•	[by pledge to secure debts and other obligations (including obligations associated with derivative transactions);]

•	[through entering into or settling of standardized or over-the-counter options, swaps or other hedging or derivative transactions, whether through an options exchange or otherwise;]

•	in other ways not involving market makers or established trading markets, including direct sales to purchasers or sales effected through agents;

•	through the distribution by the selling shareholder[s] to [its] [their] partners, members or shareholders;

•	sales pursuant to Rule 144;

•	any other method permitted pursuant to applicable law; and

•	a combination of any such methods of disposition.

In effecting sales, brokers or dealers engaged by the selling shareholder[s] may arrange for other brokers or dealers to participate. Broker-dealer transactions may include:

•	purchases of our common stock by a broker-dealer as principal and resales of our common stock by the broker-dealer for its account pursuant to this prospectus supplement;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers; or

•	transactions in which the broker-dealer solicits purchasers on a best efforts basis.

We are not aware of any agreements, understandings or arrangements between the selling shareholder[s] and any underwriters or broker-dealers regarding the sale of our common stock covered by this prospectus supplement. At any time a particular offer of the shares of our common stock covered by this prospectus supplement is made, a revised or additional prospectus supplement, if required, will set forth the aggregate amount of shares of our common stock covered by this prospectus supplement being offered and the terms of the offering, including the name or names of any underwriters, dealers, brokers or agents and any other required information. To the extent required, the applicable revised or additional prospectus supplement will set forth whether or not underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of our common stock at levels above those that might otherwise prevail in the open market, including, for example, by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids.

If the selling shareholder[s] utilize[s] a dealer in the sale of the securities being offered pursuant to this prospectus supplement, the selling shareholder[s] will sell the securities to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale.

The selling shareholder[s] may also authorize agents or underwriters to solicit offers by certain types of institutional investors to purchase securities at the public offering price set forth in the revised or additional prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The conditions to these contracts and the commission that the selling shareholder[s] must pay for solicitation of these contracts will be described in a revised or additional prospectus supplement, to the extent required.

The selling shareholder[s] may enter into derivative transactions with broker-dealers, other financial institutions or third parties or sell securities not covered by this prospectus supplement in privately negotiated or registered transactions. These transactions may involve the sale of shares of our common stock by the selling shareholder[s] by forward sale or by an offering (directly or by entering into derivative transactions with broker-dealers, other financial institutions or third parties) of options, swaps, rights, warrants or other securities that are offered with, convertible into or exchangeable for shares of our common stock.

The selling shareholder[s] may also enter into other option or other transactions with broker-dealers, other financial institutions or third parties or enter into one or more derivative securities that in each case may involve the delivery to such broker-dealer, other financial institution or third party of shares of our common stock offered by this prospectus supplement, which may then resell or otherwise transfer the shares. In addition, the selling shareholder[s] may, from time to time, sell shares of our common stock short, and, in those instances, this prospectus supplement may be delivered in connection with the short sales and the shares offered under this prospectus supplement may be used to cover short sales.

The selling shareholder[s] may also enter into hedging transactions with broker-dealers or other financial institutions and the broker-dealers or other financial institutions may engage in short sales of shares of our common stock in the course of hedging the positions they assume with the selling shareholder[s], including, without limitation, in connection with distributions of shares by those broker-dealers or other financial institutions.

In connection with the sale of shares of our common stock, the selling shareholder[s] may loan or pledge, hypothecate or grant a security interest in the shares of our common stock to broker-dealers, other financial institutions or third parties which in turn may resell or otherwise transfer the shares.

This prospectus supplement may be revised or further supplemented from time to time to describe a specific plan of distribution and any related transactions.

The aggregate proceeds to the selling shareholder[s] from the sale of our common stock offered by [it] [them] will be the purchase price of the shares less discounts or commissions, if any. The selling shareholder[s] reserve[s] the right to accept and, together with [its] [their] agents from time to time, to reject, in whole or in part, any proposed purchase of shares of our common stock to be made directly or through agents. We will not receive any of the proceeds from the sale of our common stock by the selling shareholder[s].

The selling shareholder[s] may sell shares of our common stock directly to purchasers. In this case, [it] [they] may not engage underwriters or agents in the offer or sale of such shares. The selling shareholder[s] also may resell all or a portion of the shares of our common stock in open market transactions in reliance upon Rule 144 under the Securities Act rather than pursuant to this prospectus supplement, provided that it meets the criteria and conforms to the requirements of that rule.

The selling shareholder[s] may also elect to make a distribution of the shares of our common stock covered by this prospectus supplement to [its] [their] members, partners or shareholders. The members, partners or shareholders of the selling shareholder[s] who receive shares of our common stock pursuant to a registered distribution may sell those shares of common stock directly to purchasers or through underwriters, broker-dealers or agents under

Section 4(a)(1) of the Securities Act, except to the extent any such member, partner or shareholder is deemed to be our “affiliate” under Rule 144 of the Securities Act. After receiving shares of our common stock, the members, partners and shareholders of the distributing selling shareholder[s], to the extent not deemed to be our “affiliate” under Rule 144 of the Securities Act, will act independently of us and the selling shareholder[s] in making decisions regarding the timing, manner and size of each sale of our common stock.

In connection with the sale of our common stock covered by this prospectus supplement through underwriters, underwriters may receive compensation in the form of underwriting discounts or commissions and may also receive commissions from purchasers of shares of our common stock for whom they may act as agent. Underwriters may sell to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agent. Any underwriters, broker-dealers or agents that participate in the sale of the shares of our common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares of our common stock may be underwriting discounts and commissions under the Securities Act. In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the aggregate maximum discount, commission or agency fees or other items constituting underwriting compensation to be received by any FINRA member or independent broker dealer will not exceed 8% of any offering pursuant to this prospectus supplement.

To the extent required, the shares of our common stock to be sold, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, any applicable commissions, discounts or concessions, and other terms with respect to a particular offer will be set forth in a revised or additional prospectus supplement.

We and the selling shareholder[s] may enter into agreements pursuant to which underwriters, dealers and agents who participate in the distribution of the shares of our common stock may be entitled to indemnification by us or the selling shareholder[s] against certain liabilities, including liabilities arising under the Securities Act, and to contribution with respect to payments which the underwriters, dealers or agents may be required to make.

We will bear all expenses in connection with registering our common stock offered by this prospectus supplement. The selling shareholder[s] will pay any underwriting discounts, selling commissions and transfer taxes and fees and disbursements of counsel and any other advisers or agents of [it] [theirs] incurred in connection with the offering of our common stock pursuant to this prospectus supplement.

Certain of the underwriters, broker-dealers or agents who may become involved in the sale of the shares of our common stock may engage in transactions with and perform other services for us in the ordinary course of their business for which they receive customary compensation.

We have advised the selling shareholder[s] that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares of our common stock in the market and to the activities of the selling shareholder[s] and [its] [their] affiliates. In addition, to the extent applicable, we will make copies of this prospectus supplement (as it may be revised or further supplemented from time to time) and the accompanying prospectus available to the selling shareholder[s] for the purpose of satisfying the prospectus delivery requirements of the Securities Act.

The selling shareholder[s] may also make sales through the Internet or through other electronic means. Since the selling shareholder[s] may from time to time elect to offer securities directly to the public, with or without the involvement of agents, underwriters or dealers, utilizing the Internet or other forms of electronic bidding or ordering system for the pricing and allocation of such securities, you should pay particular attention to the description of that system provided in any revised or additional prospectus supplement.

Such electronic system may allow bidders to directly participate, through electronic access to an auction site, by submitting conditional offers to buy that are subject to acceptance by the selling shareholder[s], and which may directly affect the price or other terms and conditions at which such securities are sold. These bidding or ordering systems may present to each bidder, on a so-called “real-time” basis, relevant information to assist in making a bid, such as the clearing spread at which the offering would be sold, based on the bids submitted, and whether a bidder’s individual bids would be accepted, prorated or rejected.

Upon completion of such an electronic auction process, securities will be allocated based on prices bid, terms of bid or other factors. The final offering price at which securities would be sold and the allocation of securities among bidders would be based in whole or in part on the results of the Internet or other electronic bidding process or auction.

We cannot assure you that the selling shareholder[s] will sell any or all of the shares of our common stock offered by it pursuant to this prospectus supplement. In addition, we cannot assure you that the selling shareholder[s] will not transfer, device or gift the shares of our common stock by other means not described in this prospectus supplement.